PROMISSORY NOTE

PRINCIPAL SUM: $50,000 USD                                   INTEREST RATE:  20%

FOR VALUE RECEIVED from Moneris Capital Limited Partnership (the "Payee"), Castmor Resources Ltd. (the "Payor") hereby acknowledges itself indebted and promises pay on September 21, 2011 (the "Redemption Date"), to or to the order of the Payee the sum of $50,000 in lawful money of the United States of America (the "Principal") upon presentation and surrender of this Promissory Note at Principal's offices at 427 Princess Street, Suite 406, Kingston, ON K7L 5S9 (or at such other place as the Payee may designate by notice in writing to Payor), and to pay interest thereon, calculated semi-annually from the date hereof at a rate equal to TWENTY PER CENT (20%), calculated semi-annually, payable in like money at the same place on the Redemption Date.

1.     EXPENSES

The Payor agrees to pay to the Payee forthwith on demand all costs, charges and expenses, including all legal fees (on a solicitor and own client basis), incurred by the Payee in connection with the preparation and registration of this Promissory Note, or notice hereof, and the recovery or enforcement of payment of any moneys owing hereunder whether by realization of the Security or otherwise. All such sums shall be secured hereby and shall be added to the principal hereof and bear interest at the rate hereinbefore provided for.

2.     PREPAYMENT

Payor  may, at any time prepay the amount outstanding hereunder without penalty.

3.     NON-NEGOTIABILITY

This Promissory Note is not a negotiable instrument and is not transferable or assignable without the consent of Payor.

4.     WAIVER

No consent or waiver by the Payee shall be effective unless made in writing and signed by an authorized officer of the Payee.

5.     NOTICE

Any demand, notice or other communication in connection with this Promissory Note shall be in writing and shall be personally delivered to an officer or other responsible employee of the addressee, mailed by registered mail or sent by telefacsimile or other direct written electronic means, charges prepaid, at or to the address or telefacsimile number of the addressee set out opposite its name below or to such other address or addresses, telex or telefacsimile number or numbers as either Payor or the Payee may from time to time designate to the other party in such manner.

In  the  case  of  Payor:                    In the case of the Payee:

Castmor Resources Ltd.                       Moneris Capital Limited Partnership
427 Princess Street,                         Markgrafenstrasse 56, Suite 121,
Suite 406 Kingston, ON K7L 5S9               10117 Berlin, Germany

ATTENTION: ALFONSO QUIJADA                   ATTENTION: GENERAL PARTNER

Any communication which is personally delivered as aforesaid shall be deemed to have been validly and effectively given on the date of such delivery if such date is a business day and such delivery was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the business day next following such date of delivery. Any communication mailed as aforesaid shall be deemed to have been validly and effectively given on the fifth business day following the date of mailing provided that, in the event of an interruption in postal services before such fifth business day, such communication shall be given by one of the other means. Any communication which is transmitted by telefacsimile or other direct written electronic means as aforesaid shall be deemed to have been validly and effectively given on the date of transmission if such date is a business day and such transmission was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the business day next following such date of transmission.

6.     GOVERNING  LAW

This Promissory Note shall be interpreted in accordance with the laws of the Province of Ontario.

IN WITNESS WHEREOF Payor has duly executed this Promissory Note this 21st day of September, 2010.

                                   CASTMOR  RESOURCES  LTD.




                                   per: /s/ Alfonso Quijada
                                   Alfonso  Quijada